UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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ARYA SCIENCES ACQUISITION CORP IV
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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LETTER TO SHAREHOLDERS OF ARYA SCIENCES ACQUISITION CORP IV
51 Astor Place, 10th Floor
New York, New York 10003
Dear ARYA Sciences Acquisition Corp IV Shareholder:
You are cordially invited to attend an extraordinary general meeting of ARYA Sciences Acquisition Corp IV, a Cayman Islands exempted company (“ ARYA ”), which will be held on February 28, 2023, at 9:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “ Shareholder Meeting ”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “ Memorandum and Articles of Association ”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting ARYA’s Secretary at ARYA4@perceptivelife.com by 9:30 a.m., Eastern Time, on February 24, 2023. You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/arya4/2023.
The accompanying Notice of the Shareholder Meeting and proxy statement describe the business ARYA will conduct at the Shareholder Meeting (unless ARYA determines that it is not necessary to hold the Shareholder Meeting, as described in the accompanying proxy statement) and provide information about ARYA that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated February 10, 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, ARYA’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which ARYA has to consummate a business combination (the “Articles Extension”) from March 2, 2023 (the “Original Termination Date”) to June 2, 2023 (the “Articles Extension Date”) and to allow ARYA, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to nine times by an additional one month each time after the Articles Extension Date, by resolution of ARYA’s board of directors (the “Board”), if requested by ARYA Sciences Holdings IV, a Cayman Islands exempted company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until March 2, 2024 (each, an “Additional Articles Extension Date”) or a total of up to thirty-six months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and

2.
Proposal No. 2—Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of ARYA represented (either in person or by proxy) to approve the Extension Amendment Proposal, (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal at the Shareholder Meeting, or (iii) if the holders of Public Shares (as defined below) have elected to redeem an amount of shares in connection with the Articles Extension such that ARYA would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “ Lender ”) shall make a deposit into the Trust Account (as defined below) of $420,000, in exchange for a non-interest bearing, unsecured convertible promissory note issued by ARYA to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that ARYA has not consummated a Business Combination by June 2, 2023, without approval of ARYA’s public shareholders, ARYA may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to nine additional months to complete a Business Combination), provided that the Lender will deposit $140,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to $1,260,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by ARYA to the Lender. If ARYA completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert up to $1,380,000 of the amounts loaned under such promissory note into Class A ordinary share which will be identical to the Private Placement Shares (as defined below) issued to the Sponsor in connection with ARYA’s initial public offering. If ARYA does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
The purpose of the Extension Amendment Proposal is to allow ARYA additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.
The Memorandum and Articles of Association provide that ARYA has until March 2, 2023 to complete its initial Business Combination. ARYA’s Board has determined that it is in the best interests of ARYA to seek an extension of the Termination Date and have ARYA’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Articles Extension, ARYA’s Board believes that ARYA may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, ARYA would be precluded from completing a Business Combination and would be forced to liquidate.
As contemplated by the Memorandum and Articles of Association, the holders of ARYA’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of ARYA’s initial public offering and the concurrent sale of the private placement shares (the “Private Placement Shares”), if the Articles Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.
Since the Sponsor and ARYA’s officers and directors have, pursuant to a letter agreement executed in connection with ARYA’s initial public offering, waived their redemption rights with respect to any Class B Ordinary Shares (as defined below), Private Placement Shares and Public Shares they hold or purchase, such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. On February 9, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.18, based on the aggregate amount on deposit in the Trust Account of approximately $152,249,405 as of February 9, 2023 (including interest not previously released to ARYA to pay income taxes and up to $100,000 of interest not released to ARYA to pay dissolution expenses), divided by the number of the then-issued and outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable) two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on February 9, 2023 was $10.17. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 more per share than if the shares were sold in the open market (based on the per share redemption price as of February 9, 2023). ARYA cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. ARYA believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if ARYA does not complete a Business Combination on or before the Termination Date.
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, ARYA will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to ARYA to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of ARYA’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to ARYA’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law.
Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting, if there is no quorum to conduct business to vote on the Extension Amendment Proposal at the Shareholder Meeting, or if due to redemptions in connection with the Articles Extension, ARYA would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.
The Board has fixed the close of business on February 3, 2023 as the record date for determining ARYA’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.
ARYA believes that it is in the best interests of ARYA’s shareholders that ARYA obtains the Articles Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of ARYA and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal and “FOR” the Adjournment Proposal.
Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO ARYA’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, ARYA urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of ARYA Sciences Acquisition Corp IV
/s/ Joseph Edelman
Joseph Edelman
Chairman of the Board of Directors

ARYA SCIENCES ACQUISITION CORP IV
51 Astor Place, 10th Floor
New York, New York 10003

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF ARYA SCIENCES ACQUISITION CORP IV

TO BE HELD ON FEBRUARY 28, 2023
To the Shareholders of ARYA Sciences Acquisition Corp IV:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of ARYA Sciences Acquisition Corp IV, a Cayman Islands exempted company (“ ARYA ”), will be held on February 28, 2023, at 9:30 a.m., Eastern Time (the “ Shareholder Meeting ”), at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “ Memorandum and Articles of Association ”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting ARYA’s Secretary at ARYA4@perceptivelife.com by 9:30 a.m., Eastern Time, on February 24, 2023. You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/arya4/2023.
You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date (the “ Termination Date ”) by which ARYA has to consummate a business combination (the “ Articles Extension ”) from March 2, 2023 (the “ Original Termination Date ”) to June 2, 2023 (the “ Articles Extension Date ”) and to allow ARYA, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to nine times by an additional one month each time after the Articles Extension Date, by resolution of ARYA’s board of directors (the “ Board ”), if requested by ARYA Sciences Holdings IV, a Cayman Islands exempted company (the “ Sponsor ”), and upon five days’ advance notice prior to the applicable Termination Date, until March 2, 2024 (each, an “ Additional Articles Extension Date ”) or a total of up to thirty-six months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “ Extension Amendment Proposal ”); and (ii) an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares (as defined below) represented (either in person or by proxy) to approve the Extension Amendment Proposal, (b) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal at the Shareholder Meeting, or (c) if the holders of Public Shares (as defined below) have elected to redeem an amount of shares in connection with the Articles Extension such that ARYA would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (the “ Adjournment Proposal ”) (unless ARYA determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated February 10, 2023, and is first being mailed to shareholders on or about that date. The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:
1.	Proposal No. 1—The Extension Amendment Proposal—RESOLVED, as a special resolution that:
a)	Article 38.8 of ARYA’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.8:
“In the event that the Company does not consummate a Business Combination by June 2, 2023 (or March 2, 2024, if applicable under the provisions of this Article 38.8), or such later time as the Members of the Company may approve in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 38.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

Notwithstanding the foregoing or any other provisions of the Articles in the event that the Company has not consummated a Business Combination within twenty-seven months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis up to nine times by an additional one month each time after the twenty-seventh month from the closing of the IPO, by resolution of the directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until thirty-six months from the closing of the IPO, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “ Lender ”) will deposit US$140,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to US$1,260,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into Class A Shares, which shall be identical to the Private Placement Shares issued to the Sponsor in a private placement simultaneously with the closing of the IPO. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”
b)	Article 38.9 of ARYA’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.9:
“In the event that any amendment is made to these Articles:
(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:
(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 38.2(b) or 38.6; or
(ii)
redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within twenty-seven months (or up to thirty-six months, if applicable under the provisions of Article 38.8) after the date of the closing of the IPO pursuant to Article 38.8; or

(b)	with respect to any other provision relating to the rights of holders of Public Shares, each holder of Public Shares who is not a Founder, officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of the then-outstanding Public Shares in issue.”
2.
Proposal No. 2—The Adjournment Proposal—RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value $0.0001 per share in the capital of ARYA represented (either in person or by proxy) to approve the Extension Amendment Proposal, (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal at the Shareholder Meeting, or (iii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension such that ARYA would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “ Lender ”) shall make a deposit into the Trust Account (as defined below) of $420,000, in exchange for a non-interest bearing, unsecured convertible promissory note issued by ARYA to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that ARYA has not consummated a Business Combination by June 2, 2023, without approval of ARYA’s public shareholders, ARYA may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to nine additional months to complete a Business Combination), provided that the Lender will deposit $140,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to $1,260,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by ARYA to the Lender. If ARYA completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert up to $1,380,000 of the amounts loaned under such promissory note into Class A ordinary share which will be identical to the Private Placement Shares (as defined below) issued to the Sponsor in connection with the Initial Public Offering (as defined below). If ARYA does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
The purpose of the Extension Amendment Proposal is to allow ARYA additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.
The Memorandum and Articles of Association provide that ARYA has until March 2, 2023 to complete its initial Business Combination. ARYA’s Board has determined that it is in the best interests of ARYA to seek an extension of the Termination Date and have ARYA’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Articles Extension, ARYA’s Board believes that ARYA may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, ARYA would be precluded from completing a Business Combination and would be forced to liquidate.
ARYA believes that it is in the best interests of ARYA’s shareholders that ARYA obtains the Articles Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of ARYA and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.
As contemplated by the Memorandum and Articles of Association, the holders of ARYA’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement shares (the “Private Placement Shares”), if the Articles Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.
Since the Sponsor and ARYA’s officers and directors have, pursuant to a letter agreement executed in connection with the Initial Public Offering, waived their redemption rights with respect to any Class B Ordinary Shares (as defined below), Private Placement Shares and Public Shares they hold or purchase, such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. On February 9, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.18, based on the aggregate amount on deposit in the Trust Account of approximately $152,249,405 as of February 9, 2023 (including interest not previously released to ARYA to pay income taxes and up to $100,000 of interest not released to ARYA to pay dissolution expenses), divided by the number of the then-issued and outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable) two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on February 9, 2023 was $10.17. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 more per share than if the shares were sold in the open market (based on the per share redemption price as of February 9, 2023). ARYA cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. ARYA believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if ARYA does not complete a Business Combination on or before the Termination Date.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. In addition, ARYA will not proceed with the Articles Extension if ARYA will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. ARYA cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $152,249,405 that was in the Trust Account as of February 9, 2023 (including interest not previously released to ARYA to pay income taxes and up to $100,000 of interest not released to ARYA to pay dissolution expenses).
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, ARYA will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to ARYA to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of ARYA’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to ARYA’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law.
In the event of a liquidation, our initial shareholders (the Sponsor and our independent directors, Todd Wider, Leslie Trigg and Michael Henderson) will not receive any monies held in the Trust Account as a result of their ownership of 3,737,500 Class B Ordinary Shares which were issued to the Sponsor prior to the

Initial Public Offering, and 499,000 Private Placement Shares, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO ARYA’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting, if there is no quorum to conduct business to vote on the Extension Amendment Proposal at the Shareholder Meeting, or if due to redemptions in connection with the Articles Extension, ARYA would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.
Record holders of Ordinary Shares at the close of business on February 3, 2023 (the “ Record Date ”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 15,449,000 issued and outstanding Class A Ordinary Shares and 3,737,500 issued and outstanding Class B Ordinary Shares.
Our initial shareholders (the Sponsor and our independent directors, Todd Wider, Leslie Trigg and Michael Henderson (together, the “Initial Shareholders”) intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, our Initial Shareholders hold approximately 22.1% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to our Initial Shareholders, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 8,554,500 Ordinary Shares held by public shareholders (or approximately 57.22% of the Public Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 2,159,001 Ordinary Shares held by public shareholders (or approximately 14.44% of the Public Shares) if only such shares as are required to establish a quorum for the vote on the Extension Amendment Proposal are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 5,356,751 Ordinary Shares held by public shareholders (or approximately 35.83% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum for the vote on the Adjournment Proposal are represented at the Shareholder Meeting and cast votes.
The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, ARYA urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated February 10, 2023 and is first being mailed to shareholders on or about that date.
By Order of the Board of Directors of ARYA Sciences Acquisition Corp IV

/s/ Joseph Edelman
Joseph Edelman
Chairman of the Board of Directors
February 10, 2023

i

ARYA SCIENCES ACQUISITION CORP IV
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON FEBRUARY 28, 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “ Board ”) for use at the extraordinary general meeting of ARYA Sciences Acquisition Corp IV, a Cayman Islands exempted company (“ ARYA ,” “ we ,” “ us ” or “ our ”), which will be held on February 28, 2023, at, 9:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “ Shareholder Meeting ”).
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of ARYA with respect to, among other things, ARYA’s capital resources and results of operations. Likewise, ARYA’s financial statements and all of ARYA’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect ARYA’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. ARYA does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure of ARYA to complete a Business Combination (as defined below), including uncertainties resulting from general and economic conditions such as recessions, interest rate fluctuations, inflation, international currency fluctuations, health epidemics and pandemics (such as the ongoing COVID-19 pandemic), changes in diplomatic and trade relationships and acts of war or terrorism (such as the military conflict between Ukraine, the Russian Federation and Belarus that started in February 2022);

•	the amount of redemptions by our public shareholders;
•	the trust account being subject to claims of third parties;
•	the ability to obtain additional financing to complete a Business Combination;
•	the anticipated benefits of a Business Combination;
•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) of ARYA; and
•	the use of funds not held in the Trust Account (as defined below) or available to ARYA from interest income on the Trust Account balance.
While forward-looking statements reflect ARYA’s good faith beliefs, they are not guarantees of future performance. ARYA disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause ARYA’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in this proxy statement and in ARYA’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2022 and in other reports ARYA files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to ARYA (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to ARYA shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on February 28, 2023, at 9:30 a.m., Eastern Time. The Shareholder Meeting will be held at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/arya4/2023.
Q:	Why am I receiving this proxy statement?
ARYA is a blank check company incorporated as a Cayman Islands exempted company on August 24, 2020. ARYA was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
Following the closing of ARYA’s initial public offering on March 2, 2021 (the “Initial Public Offering”), including the full exercise of the underwriters’ over-allotment option, an amount of approximately $149.5 million ($10.00 per Class A Ordinary Share offered in the Initial Public Offering) from the net proceeds of the sale of the Class A Ordinary Shares in the Initial Public Offering and the sale of private placement shares (the “Private Placement Shares”) to ARYA Sciences Holdings IV, a Cayman Islands exempted company (the “Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).
Like most blank check companies, ARYA’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before March 2, 2023 (the “Termination Date”).
Without the Articles Extension (as defined below), ARYA believes that ARYA might not, despite its best efforts, be able to complete an initial business combination (a “Business Combination”) on or before March 2, 2023. ARYA believes that it is in the best interests of ARYA’s shareholders to continue ARYA’s existence until March 2, 2024, if necessary, in order to allow ARYA additional time to complete a Business Combination and is therefore holding this Shareholder Meeting.
Q:	When and where will the Shareholder Meeting be held?
The Shareholder Meeting will be held on February 28, 2023, 9:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may or adjourned.
Shareholders may attend the Shareholder Meeting in person. However in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance by contacting ARYA’s Secretary at ARYA4@perceptivelife.com by 9:30 a.m., Eastern Time, on February 24, 2023 (at least two business days prior to the Shareholder Meeting). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/arya4/2023.
Q:	How do I vote?
A:
If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “ Class B Ordinary Shares, ” and together with the Class A Ordinary Shares, the “ Ordinary Shares ”) on February 3 , 2023, the record date for the Shareholder Meeting (the “ Record Date ”), you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail . By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on February 27 , 2023.
Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically . You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/ arya4/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:	How do I attend the virtual Shareholder Meeting?
A:
If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting February 23, 2023 at 9:30 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/arya4/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 2781696#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?
A:	ARYA shareholders are being asked to consider and vote on the following proposals:
1.
Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, ARYA’s Memorandum and Articles of Association to extend the Termination Date by which ARYA has to consummate a Business Combination (the “Articles Extension”) from March 2, 2023 (the “Original Termination Date”) to June 2, 2023 (the “Articles Extension Date”) and to allow ARYA, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to nine times by an additional one month each time after the

Articles Extension Date, by resolution of ARYA’s Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until March 2, 2024 (each, an “Additional Articles Extension Date”) or a total of up to thirty-six months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and
2.
Proposal No. 2—Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of ARYA represented (either in person or by proxy) to approve the Extension Amendment Proposal, (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal, or (iii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension such that ARYA would not adhere to the continued listing requirements of Nasdaq Stock Market LLC (“Nasdaq”) (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “ Lender ”) shall make a deposit into the Trust Account (as defined below) of $420,000, in exchange for a non-interest bearing, unsecured convertible promissory note issued by ARYA to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that ARYA has not consummated a Business Combination by June 2, 2023, without approval of ARYA’s public shareholders, ARYA may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to nine additional months to complete a Business Combination), provided that the Lender will deposit $140,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to $1,260,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by ARYA to the Lender. If ARYA completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert up to $1,380,000 of the amounts loaned under such promissory note into Class A Ordinary Share which will be identical to the Private Placement Shares. If ARYA does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
For more information, please see “Proposal No. 1—The Extension Amendment Proposal” and “Proposal No. 2—The Adjournment Proposal.”
After careful consideration, ARYA’s Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of ARYA and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of ARYA and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor, ARYA’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:	Am I being asked to vote on a proposal to elect directors?
A:	No. Holders of Public Shares are not being asked to vote on the election of directors at this time.

Q:	Are the proposals conditioned on one another?
A:
Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. In addition, ARYA will not proceed with the Articles Extension if ARYA will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account any redemptions of Class A Ordinary Shares by ARYA public shareholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Articles Extension (the “Redemptions”).

If the Articles Extension is implemented and one or more ARYA shareholders elect to redeem their Public Shares pursuant to the Redemption, ARYA will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned on the funds held in the Trust Account (net of taxes payable), and retain the remainder of the funds in the Trust Account for ARYA’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Shares in connection with a Business Combination.
The Adjournment Proposal is conditional on ARYA not obtaining the quorum necessary to conduct business to vote on the Extension Amendment Proposal at the Shareholder Meeting or the votes for approving the Extension Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Articles Extension, or if due to redemptions in connection with the Articles Extension, ARYA would not adhere to the continued listing requirements of the Nasdaq. If the Extension Amendment Proposal is approved at the Shareholder Meeting and following redemptions in connection with the Articles Extension, ARYA would adhere to the continued listing requirements of Nasdaq, the Adjournment Proposal will not be presented.
Q:	Why is ARYA proposing the Extension Amendment Proposal and the Adjournment Proposal?
A:
ARYA’s Memorandum and Articles of Association provide for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow ARYA additional time to complete a Business Combination.

Without the Articles Extension, ARYA believes that ARYA may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, ARYA would be forced to liquidate.
If (i) the Extension Amendment Proposal is not approved by ARYA’s shareholders, (ii) there is no quorum to conduct business to vote on the Extension Amendment Proposal at the Shareholder meeting, or (iii) due to redemptions in connection with the Articles Extension, ARYA would not adhere to the continued listing requirements of Nasdaq, ARYA may put the Adjournment Proposal to a vote in order to seek additional time to meet quorum requirements for the Shareholder Meeting, to obtain sufficient votes in support of the Articles Extension or to allow public shareholders time to reverse their redemption requests in connection with the Articles Extension. If the Adjournment Proposal is not approved by ARYA’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal, if there is no quorum present to conduct business to vote on the Extension Amendment Proposal at the Shareholder Meeting or if due to redemptions in connection with the Articles Extension, ARYA would not adhere to the continued listing requirements of Nasdaq.
Q:	What constitutes a quorum?
A:
The presence at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum for the vote on the Extension Amendment Proposal and, the presence, at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding not less than one-third of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum for the vote on the Adjournment Proposal. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who hold approximately 22.1% of the issued and outstanding Ordinary Shares as of the

Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 5,356,751 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum for the vote on the Extension Amendment Proposal and no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum of the vote on the Adjournment Proposal.
Because the Extension Amendment Proposal and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on these proposals unless instructed and will not count towards establishing a quorum at the Shareholder Meeting.
Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?
A:
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
Q:	How will the Initial Shareholders vote?
A:
Our initial shareholders (the Sponsor and our independent directors, Todd Wider, Leslie Trigg and Michael Henderson (together, the “Initial Shareholders”) intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal. Since the the Sponsor and ARYA’s directors and officers waived their redemption rights, pursuant to a letter agreement, they will not be able to redeem any Class B Ordinary Shares, Private Placement Shares or Public Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, Initial Shareholders beneficially owned and were entitled to vote an aggregate of 3,737,500 Class B Ordinary Shares and 499,000 Private Placement Shares, representing approximately 22.1% of ARYA’s issued and outstanding Ordinary Shares. As a result, in addition to our Initial Shareholders, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 8,554,500 Ordinary Shares held by public shareholders (or approximately 57.22% of the Public Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 2,159,001 Ordinary Shares held by public shareholders (or approximately 14.44% of the Public Shares) if only such shares as are required to establish a quorum for the vote on the Extension Amendment Proposal are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 5,356,751 Ordinary Shares held by public shareholders (or approximately 35.83% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum for the vote on the Adjournment Proposal are represented at the Shareholder Meeting and cast votes.

Q:	Who is ARYA’s Sponsor?
A:
Our sponsor, ARYA Sciences Holdings IV, is a Cayman Islands exempted company. The Sponsor currently owns 3,647,500 Class B Ordinary Shares and 499,000 Private Placement Shares. The Sponsor is governed by a board of directors consisting of two directors, Adam Stone and Michael Altman, who are U.S. citizens. As such, Messrs. Stone and Altman have voting and investment discretion with respect to the securities held of record by the Sponsor and may be deemed to have shared beneficial ownership of the securities held directly by the Sponsor. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in any Business Combination would be a “covered transaction” (as defined in 31 CFR 800.213). However, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the

Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.
Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by June 2, 2023 (or up to March 2, 2024, if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, shareholders of record may only receive their pro rata portion of funds available in the Trust Account. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
Q:	Why should I vote “FOR” the Extension Amendment Proposal?
A:
ARYA believes shareholders will benefit from ARYA consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which ARYA has to complete a Business Combination until the Articles Extension Date (or Additional Articles Extension Date, if applicable). Without the Articles Extension, ARYA believes that ARYA may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, ARYA would be forced to liquidate.

Q:	Why should I vote “FOR” the Adjournment Proposal?
A:
If the Adjournment Proposal is not approved by ARYA’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal, if there is no quorum present to conduct business to vote on the Extension Amendment Proposal at the Shareholder Meeting or if due to redemptions in connection with the Articles Extension, ARYA would not adhere to the continued listing requirements of Nasdaq.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?
A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.
If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.
However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the

Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.
If the Extension Amendment Proposal is approved and following redemptions in connection with the Articles Extension, ARYA adheres to the continued listing requirements of Nasdaq, the Adjournment Proposal will not be presented for a vote.
Q:	How are the funds in the Trust Account currently being held?
A:
With respect to the regulation of special purpose acquisition companies (“SPACs”) like ARYA, on March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since the Initial Public Offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), ARYA currently intends, prior to the Shareholder Meeting, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of ARYA. Interest on such deposit account is currently 2.5 – 3.0% per annum, but such deposit account carries a variable rate and ARYA cannot assure you that such rate will not decrease or increase significantly.
Q:	Will you seek any further extensions to liquidate the Trust Account?
A:	Other than as described in this proxy statement, ARYA does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.
Q:	What happens if the Extension Amendment Proposal is not approved?
A:
If there are insufficient votes to approve the Extension Amendment Proposal, ARYA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or the Articles Extension is not implemented, and a Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, ARYA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to ARYA to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of ARYA’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to ARYA’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law.
Pursuant to a letter agreement, the Sponsor and the officers and directors of ARYA waived their rights to participate in any liquidation distribution with respect to the Class B Ordinary Shares, Private Placement Shares and Public Shares held or purchased by them.

Q:	If the Extension Amendment Proposal is approved, what happens next?
A:
If the Extension Amendment Proposal is approved, ARYA will continue to attempt to consummate a Business Combination until the Articles Extension Date. ARYA will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of ARYA held by the Initial Shareholders. In addition, ARYA’s Memorandum and Articles of Association provide that ARYA cannot redeem or repurchase Public Shares to the extent such redemption would result in ARYA’s failure to have at least $5,000,001 of net tangible assets. As a result, ARYA will not proceed with the Articles Extension if ARYA will not have at least $5,000,001 of net tangible assets upon its implementation of the Articles Extension, after taking into account the Redemptions.
Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?
A:
Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares as described in the redemption procedures described in this proxy statement if you choose to redeem.

Q:	What amount will holders receive upon consummation of the Business Combination or liquidation if the Extension Amendment Proposal is approved?
A:
If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $ 420,000 , in exchange for a non-interest bearing, unsecured convertible promissory note issued by ARYA to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that ARYA has not consummated a Business Combination by June 2, 2023, without approval of ARYA’s public shareholders, ARYA may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to nine additional months to complete a Business Combination), provided that the Lender will deposit $ 140,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to $ 1,260,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by ARYA to the Lender. If ARYA completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert up to $1,380,000 of the amounts loaned under such promissory note into into Class A ordinary share which will be identical to the Private Placement Shares. If ARYA does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Q:	Am I being asked to vote on a Business Combination at this Shareholder Meeting?
A:
No. You are not being asked to vote on a Business Combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to have your Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.

Q:	Will how I vote affect my ability to exercise Redemption rights?
A:
No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Articles Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.
Q:	May I change my vote after I have mailed my signed proxy card?
A:
Yes. Shareholders may send a later-dated, signed proxy card to ARYA at 51 Astor Place, 10th Floor, New York, NY 10003 so that it is received by ARYA prior to the vote at the Shareholder Meeting (which is scheduled to take place on February 28 , 2023) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to ARYA’s Secretary , which must be received prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?
A:
Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum for the vote on the Extension Amendment Proposal and, the presence at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding not less than one-third of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum for the vote on the Adjournment Proposal.
At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.
Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to ARYA or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.
If you are an ARYA shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?
A:
Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of ARYA and its shareholders. The Board recommends that ARYA’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of ARYA and its shareholders and recommends that ARYA’s shareholders vote “FOR” the Adjournment Proposal.
Q:	What interests do ARYA’s directors and officers have in the approval of the Extension Amendment Proposal?
A:
ARYA’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Shares. See the section entitled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor, ARYA’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?
A:	No. There are no appraisal or dissenters’ rights available to ARYA’s shareholders in connection with the Extension Amendment Proposal.
Q:	What do I need to do now?
A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?
A:	If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:
I.	hold Class A Ordinary Shares (excluding Private Placement Shares); and
II.
prior to 5:00 p.m., Eastern Time, on February 24, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that ARYA redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“ DTC ”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Extension, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account (net of taxes payable), divided by the number of the then-issued and outstanding Class A Ordinary Shares. As of February 9, 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $10.18 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter with the consent of the Board. If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that ARYA instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on February 24, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).
If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, ARYA will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting.
Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?
A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?
A:
You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?
A:	ARYA will pay the cost of soliciting proxies for the Shareholder Meeting. ARYA has engaged Morrow

Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. ARYA will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors and officers of ARYA may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.
Q:	Who can help answer my questions?
A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: ARYD.info@investor.morrowsodali.com
You also may obtain additional information about ARYA from documents filed with the SEC by following the instructions in the section titled “ Where You Can Find More Information. ” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on February 24, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 31, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on May 13, 2022, August 8, 2022 and November 7, 2022 and in the other reports filed or to be filed with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Articles Extension will enable us to complete a Business Combination.
Approving the Articles Extension involves a number of risks. Even if the Articles Extension is approved, ARYA can provide no assurances that a Business Combination will be consummated prior to the Articles Extension Date or the relevant Additional Articles Extension Date, if applicable. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control, including the ability to reach agreement on the definitive terms of a Business Combination. If the Articles Extension is approved and ARYA determines that it is in the best interest of its shareholders to pursue a Business Combination, ARYA expects to seek shareholder approval of such Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Articles Extension or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules.
The SEC has issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a Business Combination and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate ARYA at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in business combination transactions between SPACs such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by

SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing a Business Combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate ARYA at an earlier time than we might otherwise choose. Were we to liquidate, our shareholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our Ordinary Shares.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate ARYA.
As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as ARYA could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for the Initial Public Offering (the “IPO Registration Statement”). ARYA would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate ARYA. Were we to liquidate, our shareholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our Ordinary Shares. As described below, we expect to take measures prior to the Shareholder Meeting to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act (see “—To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we currently intend, prior to the Shareholder Meeting, to instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of an initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive in connection with any redemption or liquidation of ARYA”).

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we currently intend, prior to the Shareholder Meeting, to instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of an initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive in connection with any redemption or liquidation of ARYA.
The funds in the Trust Account have, since our Initial Public Offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to, prior to the Shareholder Meeting, instruct Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination and liquidation of ARYA. Interest on such deposit account is currently approximately 2.5 – 3.0% per annum, but such deposit account carries a variable rate and ARYA cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash an interest-bearing demand deposit account would reduce the dollar amount our public shareholders would receive in connection with any redemption or liquidation of ARYA.
In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate ARYA. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the Shareholder Meeting, and instead hold all funds in the Trust Account in as cash items which would further reduce the dollar amount our public shareholders would receive in connection with any redemption or liquidation of ARYA. Were we to liquidate, and our shareholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our Ordinary Shares.
The Sponsor, our directors and executive officers, and their respective affiliates, represent in the aggregate approximately 22% of our voting power, and they have indicated they intend to vote in favor of the Extension Amendment Proposal.
The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers and their affiliates beneficially owned and were entitled to vote an aggregate of 3,737,500 Class B Ordinary Shares and 499,000 Private Placement Shares, representing approximately 22.1% of the voting power of ARYA. The Extension Amendment Proposal must be approved by the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. When you consider the recommendation of the Board, ARYA shareholders should be aware that aside from their interests as shareholders, our Initial Shareholders, certain members of the Board and officers have interests that are different from, or in addition to, those of other shareholders generally (see “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor, ARYA’s Directors and Officers” in this proxy statement).
We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.
Our sponsor, ARYA Sciences Holdings IV, is a Cayman Islands exempted company. The Sponsor currently owns 3,647,500 Class B Ordinary Shares and 499,000 Private Placement Shares. The Sponsor is governed by a board of directors consisting of two directors, Adam Stone and Michael Altman, who are U.S. citizens. As such, Messrs. Stone and Altman have voting and investment discretion with respect to the securities held of record by the Sponsor and may be deemed to have shared beneficial ownership of the securities held directly by the Sponsor. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in any Business Combination would be a “covered transaction” (as defined in 31 CFR 800.213). However, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including review by CFIUS, and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by FIRRMA, to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.
Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by June 2, 2023 (or up to March 2, 2024, if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, shareholders of record may only receive their pro rata portion of funds available in the Trust Account. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
In the event the Extension Amendment Proposal is approved and we amend our Memorandum and Articles of Association, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Class A Ordinary Shares are listed on Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements and standards in order to maintain the listing of our securities on Nasdaq. Such listing requirements and standards include a minimum amount in shareholders’ equity (generally $2,500,000) and a minimum number of holders of securities (generally at least 300 public holders and at least 500,000 publicly held shares). Pursuant to the terms of the Memorandum and Articles of Association, in the event the Extension Amendment Proposal is approved and the Memorandum and Articles of Association are amended, Public Shareholders may elect to redeem their Public Shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.
We cannot assure you that our Class A Ordinary Shares will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our Public Shares in connection with the amendment of our Memorandum and Articles of Association pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
•	a limited availability of market quotations for our securities;
•	reduced liquidity for our securities;
•
a determination that our Class A Ordinary Shares are a “penny stock” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.
The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Ordinary Shares qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

EXTRAORDINARY GENERAL MEETING
This proxy statement is being provided to ARYA shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of ARYA shareholders to be held on February 28, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about February 10, 2023, to all shareholders of record of ARYA as of February 3, 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.
Date, Time and Place of Shareholder Meeting
The Shareholder Meeting will be held on February 28, 2023 at 9:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.
Shareholders may attend the Shareholder Meeting in person. However, in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting ARYA’s Secretary at ARYA4@perceptivelife.com by 9:30 a.m., Eastern Time, on February 24, 2023.
You can pre-register to attend the virtual Shareholder Meeting starting February 23, 2023 at 9:30 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/arya4/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 2781696#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
The Proposals at the Shareholder Meeting
At the Shareholder Meeting, ARYA shareholders will consider and vote on the following proposals:
1.
Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, ARYA’s Memorandum and Articles of Association to extend the Termination Date by which ARYA has to consummate a Business Combination from March 2, 2023 to June 3, 2023, 2023 and to allow ARYA, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to nine times by an additional one month each time after the Articles Extension Date, by resolution of ARYA’s Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until March 2, 2024, or a total of up to thirty-six months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto.

2.
Proposal No. 2—Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if,

based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal, (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal, or (iii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension such that ARYA would not adhere to the continued listing requirements of Nasdaq.
If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $420,000, in exchange for a non-interest bearing, unsecured convertible promissory note issued by ARYA to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that ARYA has not consummated a Business Combination by June 2, 2023, without approval of ARYA’s public shareholders, ARYA may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to nine additional months to complete a Business Combination), provided that the Lender will deposit $140,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to $1,260,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by ARYA to the Lender. If ARYA completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert up to $1,380,000 of the amounts loaned under such promissory note into Class A ordinary share which will be identical to the Private Placement Shares. If ARYA does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
Voting Power; Record Date
As a shareholder of ARYA, you have a right to vote on certain matters affecting ARYA. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on February 3, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 19,186,500 issued and outstanding Ordinary Shares, of which 14,950,000 Class A Ordinary Shares are held by ARYA public shareholders and 3,737,500 Class B Ordinary Shares and 499,000 Private Placement Shares are held by the Initial Shareholders.

Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum
The presence at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum for the vote on the Extension Amendment Proposal and, the presence at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding not less than one-third of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum for the vote on the Adjournment Proposal. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who hold approximately 22.1% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 5,356,751 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum for the vote on the Extension Amendment Proposal and no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum of the vote on the Adjournment Proposal.
Abstentions and Broker Non-Votes
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.
Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders or has received instructions as to how to vote on some but not all of the “nonroutine” proposals, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.
Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so ARYA does not expect there to be any broker non-votes counting towards establishing a quorum at the Shareholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders hold approximately 22.1% of the issued and outstanding Ordinary Shares.

The following table reflects the number of Public Shares required to approve each proposal, assuming that the Initial Shareholders vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting:
		Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum[1] is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution[2]	2,159,001	8,554,500
Adjournment Proposal	Ordinary Resolution[3]	No additional Public Shares are required to approve the proposal	5,356,751
1
Our Memorandum and Articles of Association provide that no business shall be transacted at any meeting unless a quorum is present in person or by proxy. One or more shareholders who together hold not less than one-third of the shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum; provided that a quorum in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment described in Article 38.9 of our Memorandum and Articles of Association, such as the Extension Amendment Proposal, shall be a majority of the shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy.

2
Under Cayman law, a special resolution requires the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.

3
Under Cayman law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Voting Your Shares
If you were a holder of record of Ordinary Shares as of the close of business on February 3, 2023, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are three ways to vote your Ordinary Shares at the Shareholder Meeting:
Voting by Mail . By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on February 27 , 2023.
Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically . You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/ arya4/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:
•	you may send another proxy card with a later date;
•
you may notify ARYA’s Secretary by writing to ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York 10003, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.
No Additional Matters
The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.
Who Can Answer Your Questions about Voting
If you are an ARYA shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing ARYD.info@investor.morrowsodali.com.
Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that ARYA redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $10.18 per share as of February 9, 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, ARYA will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, ARYA will not proceed with the Articles Extension if ARYA will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)	hold Class A Ordinary Shares (excluding Private Placement Shares);
(ii)
submit a written request to Continental, ARYA’s transfer agent, in which you (i) request that ARYA redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental, ARYA’s transfer agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on February 24, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “ Redemption Deadline ”) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of ARYA that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, ARYA’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, ARYA’s transfer agent, prior to 5:00 p.m., Eastern Time, on February 24, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the issued and outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on February 9, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.17 per share. The cash held in the Trust Account on such date was approximately $152,249,405 (including interest not previously released to ARYA to pay income taxes and up to $100,000 of interest not released to ARYA to pay dissolution expenses) (approximately $10.18 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable) two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. ARYA cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to ARYA’s transfer agent at least two business days prior to the initially scheduled date of the Shareholder Meeting.
For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights and Dissenters’ Rights
There are no appraisal or dissenters' rights available to ARYA’s shareholders in connection with the Extension Amendment Proposal or the Adjournment Proposal. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs
ARYA is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. ARYA has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. ARYA and its directors and officers may also solicit proxies in person. ARYA will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
ARYA will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. ARYA will pay Morrow Sodali a fee of $27,500, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as ARYA’s proxy solicitor. ARYA will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to ARYA shareholders. Directors and officers of ARYA who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL
Overview
ARYA is proposing to amend its Memorandum and Articles of Association to extend the date by which ARYA has to consummate a Business Combination to the Articles Extension Date so as to give ARYA additional time to complete a Business Combination.
Without the Articles Extension, ARYA believes that ARYA may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, ARYA would be forced to liquidate.
As contemplated by the Memorandum and Articles of Association, the holders of ARYA’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Extension is implemented.
Since the Sponsor and ARYA’s officers and directors have, pursuant to a letter agreement executed in connection with the Initial Public Offering, waived their redemption rights with respect to any Class B Ordinary Shares, Private Placement Shares and Public Shares they hold or purchase, such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. On February 9, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.18, based on the aggregate amount on deposit in the Trust Account of approximately $152,249,405 as of February 9, 2023 (including interest not previously released to ARYA to pay income taxes and up to $100,000 of interest not released to ARYA to pay dissolution expenses), divided by the number of the then-issued and outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable) two business days prior to the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on February 9, 2023 was $10.17. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 more per share than if the shares were sold in the open market (based on the per share redemption price as of February 9, 2023). ARYA cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. ARYA believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if ARYA does not complete a Business Combination on or before the Termination Date.
Reasons for the Extension Amendment Proposal
ARYA’s Memorandum and Articles of Association provides that ARYA has until March 2, 2023 to complete a Business Combination. ARYA and its officers and directors agreed that they would not seek to amend ARYA’s Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless ARYA provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of ARYA shareholders that the Articles Extension be obtained so that ARYA will have an additional amount of time to consummate a Business Combination. Without the Articles Extension, ARYA believes that ARYA may not be able to complete a Business Combination on or before March 2, 2023. If that were to occur, ARYA would be forced to liquidate.
The Extension Amendment Proposal is essential to allowing ARYA additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. ARYA will not proceed with the Articles Extension if ARYA will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $420,000, in exchange for a non-interest bearing, unsecured convertible promissory note issued by ARYA to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that ARYA has not consummated a Business Combination by June 2, 2023, without approval of ARYA’s public shareholders, ARYA may, by resolution of the

Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to nine additional months to complete a Business Combination until March 2, 2024), provided that the Lender will deposit $140,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to $1,260,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by ARYA to the Lender. If ARYA completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into Class A ordinary share which will be identical to the Private Placement Shares. If ARYA does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the Memorandum and Articles of Association, ARYA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to ARYA to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of ARYA’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to ARYA’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law.
The Initial Shareholders waived their rights to participate in any liquidation distribution with respect to the 3,737,500 Class B Ordinary Shares and 499,000 Private Placement Shares held by them.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, ARYA shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. ARYA will then continue to attempt to consummate a Business Combination until the Articles Extension Date. ARYA will remain a reporting company under the Exchange Act and its Class A Ordinary Shares will remain publicly traded during this time.
In addition, ARYA will not proceed with the Articles Extension if ARYA will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
Interests of the Sponsor and ARYA’s Directors and Officers
When you consider the recommendation of the Board, ARYA shareholders should be aware that aside from their interests as shareholders, our Initial Shareholders, certain members of the Board and officers have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to ARYA shareholders that they approve the Extension Amendment Proposal. ARYA shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:
•
the fact that the Initial Shareholders, including the Sponsor and certain of ARYA’s officers and directors (including those that are members of the Sponsor), have invested in ARYA an aggregate of $5,015,000, comprised of the $25,000 purchase price for 3,737,500 Class B Ordinary Shares and the $4,990,000 purchase price for 499,000 Private Placement Shares. Subsequent to the initial purchase of the Class B Ordinary Shares by the Sponsor, the Sponsor transferred 30,000 Class B Ordinary Shares to three of our independent directors. Assuming a trading price of $10.17 per Class A Ordinary Share

(based upon the closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on February 9, 2023), the 3,737,500 Class B Ordinary Shares and 499,000 Private Placement Shares held by the Sponsor would have an implied aggregate market value of $43,085,205. Even if the trading price of the Class A Ordinary Shares were as low as $1.19 per share, the aggregate market value of the Class B Ordinary Shares and the Private Placement Shares would be approximately equal to the initial investment in ARYA by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in ARYA at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and ARYA liquidates without completing a Business Combination before March 2, 2023, the Initial Shareholders will lose their entire investment in ARYA;
•
the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•
the fact that the Initial Shareholders and ARYA’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and ARYA fails to complete a Business Combination by March 2, 2023;

•	the indemnification of ARYA’s existing directors and officers and the liability insurance maintained by ARYA;
•
the fact that the Sponsor and ARYA’s officers and directors will lose their entire investment in ARYA and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by March 2, 2023. As of the date of this proxy statement, the Sponsor has extended a loan for $120,000 to ARYA for general corporate purposes pursuant to a convertible promissory note dated November 7, 2022. Further, as of December 31, 2022, pursuant to the administrative services agreement between ARYA and the Sponsor that was executed in connection with the Initial Public Offering, ARYA owes the Sponsor $90,000 in administrative services fees; and

•
the fact that if the Trust Account is liquidated, including in the event ARYA is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify ARYA to ensure that the proceeds in the Trust Account are not reduced below $10.00 per ARYA public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which ARYA has entered into an acquisition agreement or claims of any third party for services rendered or products sold to ARYA, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Extension, any shareholder holding Class A Ordinary Shares may demand that ARYA redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $10.18 per share as of February 9, 2023), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, ARYA will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, ARYA will not proceed with the Articles Extension if ARYA will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)	hold Class A Ordinary Shares (excluding Private Placement Shares);
(ii)	submit a written request to Continental, ARYA’s transfer agent, in which you (i) request that ARYA redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and
(iii)	deliver your Class A Ordinary Shares to Continental, ARYA’s transfer agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on February 24, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of ARYA that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, ARYA’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, ARYA’s transfer agent, prior to 5:00 p.m., Eastern Time, on February 24, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the issued and outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on February 9, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.17 per share. The cash held in the Trust Account on such date was approximately $152,249,405 (including interest not previously released to ARYA to pay income taxes and up to $100,000 of interest not released to ARYA to pay dissolution expenses) (approximately $10.18 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable) two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. ARYA cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to ARYA’s transfer agent at least two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.
As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders hold approximately 22.1% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least 8,554,500 Ordinary Shares held by public shareholders (or approximately 57.22% of the Public Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 2,159,001 Ordinary Shares held by public shareholders (or approximately 14.44% of the Public Shares) if only such shares as are required to establish a quorum for the vote on the Extension Amendment Proposal are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution that:
a)	Article 38.8 of ARYA’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.8:
“In the event that the Company does not consummate a Business Combination by June 2, 2023 (or March 2, 2024, if applicable under the provisions of this Article 38.8), or such later time as the Members of the Company may approve in accordance with the Articles (in any case, such date being referred to as the “ Termination Date ”), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 38.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

Notwithstanding the foregoing or any other provisions of the Articles in the event that the Company has not consummated a Business Combination within twenty-seven months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis up to nine times by an additional one month each time after the twenty-seventh month from the closing of the IPO, by resolution of the directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until thirty-six months from the closing of the IPO, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “ Lender ”) will deposit US$140,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to US$1,260,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into Class A Shares, which shall be identical to the Private Placement Shares issued to the Sponsor in a private placement simultaneously with the closing of the IPO. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”
b)	Article 38.9 of ARYA’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.9:
“In the event that any amendment is made to these Articles:
(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:
(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 38.2(b) or 38.6; or
(ii)
redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within twenty-seven months (or up to thirty-six months, if applicable under the provisions of Article 38.8) after the date of the closing of the IPO pursuant to Article 38.8; or

(b)	with respect to any other provision relating to the rights of holders of Public Shares, each holder of Public Shares who is not a Founder, officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of the then-outstanding Public Shares in issue.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT ARYA SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal, (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal at the Shareholder Meeting, or (iii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension such that ARYA would not adhere to the continued listing requirements of Nasdaq.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by ARYA’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal, if there is no quorum present to conduct business to vote on the Extension Amendment Proposal at the Shareholder Meeting or if due to redemptions in connection with the Articles Extension, ARYA would not adhere to the continued listing requirements of Nasdaq.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders hold approximately 22.1% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least 5,356,751 Ordinary Shares held by public shareholders (or approximately 35.83% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum for the vote on the Adjournment Proposal are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value $0.0001 per share in the capital of ARYA represented (either in person or by proxy) to approve the Extension Amendment Proposal, (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal at the Shareholder Meeting, or (iii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension such that ARYA would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT ARYA SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS
EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of Public Shares that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:
•	financial institutions or financial services entities;
•	broker-dealers;
•	S corporations;
•	taxpayers that are subject to the mark-to-market accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	tax-qualified retirement plans;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	expatriates or former long-term residents or citizens of the United States;
•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;
•	persons subject to the alternative minimum tax;
•	persons whose functional currency is not the U.S. dollar;
•	controlled foreign corporations;
•	corporations that accumulate earnings to avoid U.S. federal income tax;
•	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;
•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;
•	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);
•	passive foreign investment companies or their shareholders; or
•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).
This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. ARYA has not sought, and ARYA does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any

U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.
If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
Certain U.S. Federal Income Tax Considerations to U.S. Shareholders
This section is addressed to Redeeming U.S. Holders (as defined below) of ARYA’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:
•	an individual citizen or resident of the United States;
•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption—In General
Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “- Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.
The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in ARYA or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A

Redeeming U.S. Holder may constructively own, in addition to public shares owned directly, public shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option.
The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of ARYA’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of ARYA’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of ARYA. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in ARYA. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming ARYA is a PFIC (as discussed below under “- Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, possibly to the Redeeming U.S. Holder’s adjusted tax basis in other shares constructively owned by it.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.
Because ARYA is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, ARYA believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2022, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “- Tax Treatment of the Redemption—In General,” above); and

•
any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “- Tax Treatment of the Redemption—In General,” above.

Under these special rules,
•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares;
•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
A Redeeming U.S. Holder’s ability to make a QEF Election with respect to ARYA is contingent upon, among other things, the provision by ARYA of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.
If a Redeeming U.S. Holder has made and maintained a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.
A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.
The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.
U.S. Federal Income Tax Considerations to Non-U.S. Shareholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of ARYA’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.
Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).
Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non- U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
•	fails to provide an accurate taxpayer identification number;
•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or
•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF ARYA AND CERTAIN INFORMATION ABOUT ARYA
References in this section to “we,” “our,” or “us” refer to ARYA Sciences Acquisition Corp IV.
General
We are a blank check company incorporated as an exempted company in the Cayman Islands on August 24, 2020 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We are an emerging growth company and, as such, we are subject to all of the risk associated with emerging growth companies.
Initial Public Offering and Private Placement
On March 2, 2021, we consummated our Initial Public Offering of 14,950,000 Public Shares, including the 1,950,000 Public Shares as a result of the underwriters’ full exercise of their over-allotment option, at $10.00 per Public Share, generating gross proceeds of approximately $149.5 million. The securities in the offering were registered under the Securities Act of 1933, as amended, on a registration statement on Form S-1 (No. 333- 252960). The SEC declared the registration statement effective on February 25, 2021. Simultaneously with the closing of our Initial Public Offering, we consummated the sale of 499,000 Private Placement Shares to the Sponsor at a price of $10.00 per Private Placement Share, generating gross proceeds of $4,990,000.
Following the closing of our Initial Public Offering on March 2, 2021, an amount of $149.5 million ($10.00 per Public Share) from the net proceeds of the sale of the Public Shares in our Initial Public Offering and the sale of the Private Placement Shares were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act.
ARYA currently intends, prior to the Shareholder Meeting, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of ARYA. Interest on such deposit account is currently 2.5 - 3.0% per annum, but such deposit account carries a variable rate and ARYA cannot assure you that such rate will not decrease or increase significantly.
You are not being asked to vote on a potential Business Combination at this time. If the Extension Amendment Proposal is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a potential Business Combination, you will retain the right to vote on the potential Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the potential Business Combination is approved and completed or we have not consummated a Business Combination by the Articles Extension Date or the Additional Articles Extension Date, as appliable.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of ARYA’s Ordinary Shares as of February 9, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of ARYA’s Ordinary Shares, by:
•	each person known by ARYA to be the beneficial owner of more than 5% of ARYA’s issued and outstanding Class A Ordinary Shares or Class B Ordinary Shares;
•	each of ARYA’s executive officers and directors that beneficially owns Ordinary Shares; and
•	all ARYA’s executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 19,186,500 ordinary shares, consisting of (i) 15,449,000 Class A Ordinary Shares and (ii) 3,737,500 Class B Ordinary Shares, issued and outstanding as of February 9, 2023.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.
	Class B Ordinary Shares		Class A Ordinary Shares		Ordinary Shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control(2)
ARYA Sciences Holdings IV (our Sponsor)(3)	3,647,500	97.6%	499,000	3.2%	21.6%
Joseph Edelman(4)	—	—	—	—	—
Adam Stone(3)	3,647,500	97.6%	499,000	3.2%	21.6%
Michael Altman(3)	3,647,500	97.6%	499,000	3.2%	21.6%
Konstantin Poukalov(4)	—	—	—	—	—
Michael Henderson	30,000	*	—	—	*
Todd Wider	30,000	*	—	—	*
Leslie Trigg	30,000	*	—	—	*
All officers and directors as a group (seven individuals)	3,737,500	100%	499,000	3.2%	22.1%
Adage Capital Partners, L.P.(5)	—	—	1,000,000	6.5%	5.2%
Farallon Capital Partners, L.P.(6)	—	—	800,000	5.2%	4.2%
TIG Advisors, LLC(7)	—	—	894,240	5.2%	4.2%
*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 51 Astor Place, 10th Floor, New York, NY 10003.
(2)	Assuming the automatic conversion of Class B Ordinary Shares into Class A Ordinary Shares at the time of ARYA’s initial business combination.
(3)
The Sponsor is the record holder of the Class A Ordinary Shares and the Class B Ordinary Shares. The Sponsor is governed by a board of directors consisting of two directors, Adam Stone and Michael Altman. As such, Messrs. Stone and Altman have voting and investment discretion with respect to the securities held of record by the Sponsor and may be deemed to have shared beneficial ownership of the Class A Ordinary Shares and the Class B Ordinary Shares held directly by the Sponsor.

(4)	Does not include any shares indirectly owned by this individual because of his ownership interest in the Sponsor.
(5)
Includes Class A Ordinary Shares beneficially held by (i) Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”) with respect to the Class A Ordinary Shares directly owned by it; (ii) Adage Capital Partners GP, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACPGP”), as general partner of ACP with respect to the Class A Ordinary Shares directly owned by ACP; (iii) Adage Capital Advisors, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACA”), as managing member of ACPGP, general partner of ACP, with respect to the Class A Ordinary Shares directly owned by ACP; (iv) Robert Atchinson (“Mr. Atchinson”), as managing member of ACA, managing member of ACPGP, general partner of ACP with respect to the Class A Ordinary Shares directly owned by ACP; and (v) Phillip Gross (“Mr. Gross”), as managing member of ACA, managing member of ACPGP, general partner of ACP with respect to the Class A Ordinary Shares directly owned by ACP, based solely on the Schedule 13G filed jointly by Adage Capital Partners, L.P., Adage Capital Partners GP, L.L.C. Adage Capital

Advisors, L.L.C., Robert Atchinson, and Phillip Gross, with the SEC on November 5, 2020. ACP has the power to dispose of and the power to vote the Class A Ordinary Shares beneficially owned by it, which power may be exercised by its general partner, ACPGP. ACA, as managing member of ACPGP, directs ACPGP’s operations. Neither ACPGP nor ACA directly own any Class A Ordinary Shares. ACPGP and ACA may be deemed to beneficially own the shares owned by ACP. Messrs. Atchinson and Gross, as managing members of ACA, have shared power to vote the Class A Ordinary Shares beneficially owned by ACP. Neither Mr. Atchinson nor Mr. Gross directly own any Class A Ordinary Shares. Messrs. Atchinson and Gross may be deemed to beneficially own the shares beneficially owned by ACP. The business address of each of ACP, ACPGP, ACA, Mr. Atchinson and Mr. Gross is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.
(6)
Includes Class A Ordinary Shares beneficially held by entities and individuals affiliated with Farallon Capital Partners, L.P., based on the Schedule 13G filed jointly on January 31, 2023. The Class A Ordinary Shares reported for the respective Farallon Funds are held directly by the respective Farallon Funds. The Farallon General Partner, as the general partner of each of FCP, FCIP, FCIP II, FCIP III, FCOI II and FCAMI, and as the sole member of the FCIP V General Partner, may be deemed to be a beneficial owner of such Class A Ordinary Shares held by the Farallon Funds other than F5MI. The FCIP V General Partner, as the general partner of FCIP V, may be deemed to be a beneficial owner of such Class A Ordinary Shares held by FCIP V. The F5MI General Partner, as the general partner of F5MI, may be deemed to be a beneficial owner of such Class A Ordinary Shares held by F5MI. Each of the Farallon Individual Reporting Persons, as a managing member or senior managing member, as the case may be, of the Farallon General Partner, and as a manager or senior manager, as the case may be, of the FCIP V General Partner and the F5MI General Partner, in each case with the power to exercise investment discretion, may be deemed to be a beneficial owner of such Class A Ordinary Shares held by the Farallon Funds. Each of the Farallon General Partner, the FCIP V General Partner, the F5MI General Partner and the Farallon Individual Reporting Persons hereby disclaims any beneficial ownership of any such Class A Ordinary Shares. The business address of each of the reporting persons mentioned in this footnote is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.

(7)
Includes Class A Ordinary Shares beneficially held by TIG Advisors, LLC and Michael Tiedemann, as reported on the Schedule 13G filed jointly on February 14, 2022. TIG Advisors, LLC and Michael Tiedemann have shared power to dispose with respect to 894,240 Class A Ordinary Shares. The business address of TIG Advisors, LLC and Michael Tiedemann is 520 Madison Avenue, 26th Floor, New York, New York 10022.

FUTURE SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Additional Articles Extension Date to consider and vote upon approval of a Business Combination Agreement and a Business Combination. If we consummate a Business Combination in 2023, ARYA’s next annual meeting will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is approved and if we do not expect to be able to consummate a Business Combination before the end of 2023, ARYA expects to hold an annual general meeting before the end of 2023 in accordance with Nasdaq listing rules. If the Extension Amendment Proposal is not approved, or if it is approved but the Sponsor decides not to extend the Termination Date in 2023, ARYA will dissolve and liquidate and not hold an annual general meeting in 2023.

HOUSEHOLDING INFORMATION
Unless ARYA has received contrary instructions, ARYA may send a single copy of this proxy statement to any household at which two or more shareholders reside if ARYA believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce ARYA’s expenses. However, if shareholders prefer to receive multiple sets of ARYA’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of ARYA’s disclosure documents, the shareholders should follow these instructions:
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York 10003, to inform us of his or her request; or
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
ARYA files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on ARYA at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to shareholders of ARYA upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact ARYA in writing at ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York 10003.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for ARYA, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing ARYD.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than February 24, 2023.

FORM OF PROXY CARD
ARYA SCIENCES ACQUISITION CORP IV
51 ASTOR PLACE, 10TH FLOOR
NEW YORK, NEW YORK 10003
EXTRAORDINARY GENERAL MEETING
OF ARYA SCIENCES ACQUISITION CORP IV
YOUR VOTE IS IMPORTANT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON FEBRUARY 28, 2023.
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated February 10, 2023, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of ARYA Sciences Acquisition Corp IV (“ARYA”) to be held at 9:30 a.m., Eastern Time on February 28, 2023, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, and hereby appoints Adam Stone and Michael Altman, and each of them (with full power to act alone), the proxy or proxies (as applicable) of the undersigned, with power of substitution to each, to vote all ordinary shares of ARYA registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.
(Continued and to be marked, dated and signed on reverse side)
Please mark vote as indicated in this example	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.
Proposal No. 1—The Extension Amendment Proposal— RESOLVED, as a special resolution that:		FOR ☐	AGAINST ☐	ABSTAIN ☐
a)	Article 38.8 of ARYA’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.8:

“In the event that the Company does not consummate a Business Combination by June 2, 2023 (or March 2, 2024, if applicable under the provisions of this Article 38.8), or such later time as the Members of the Company may approve in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 38.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

Notwithstanding the foregoing or any other provisions of the Articles in the event that the Company has not consummated a Business Combination within twenty-seven months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis up to nine times by an additional one month each time after the twenty-seventh month from the closing of the IPO, by resolution of the directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until thirty-six months from the closing of the IPO, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit US$140,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to US$1,260,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into Class A Shares, which shall be identical to the Private Placement Shares issued to the Sponsor in a private placement simultaneously with the closing of the IPO. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

b)	Article 38.9 of ARYA’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.9:
“In the event that any amendment is made to these Articles:
(a) that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:
(i) have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 38.2(b) or 38.6; or

(ii) redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within twenty-seven months (or up to thirty-six months, if applicable under the provisions of Article 38.8) after the date of the closing of the IPO pursuant to Article 38.8; or

(b) with respect to any other provision relating to the rights of holders of Public Shares,

each holder of Public Shares who is not a Founder, officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of the then-outstanding Public Shares in issue.”

Proposal No. 2—The Adjournment Proposal—RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value $0.0001 per share in the capital of ARYA represented (either in person or by proxy) to approve the Extension Amendment Proposal, (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal at the Shareholder Meeting, or (iii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that ARYA would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.
FOR ☐	AGAINST ☐	ABSTAIN ☐
Dated:	,2023

(Signature)

(Signature if held Jointly)
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. In the case of a shareholder that is not a natural person, this proxy must be executed by a duly authorized officer or attorney of such entity.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.